UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                   May 2, 2006

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   333-97687               11-3621755
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


             1055 Stewart Avenue, Suite 12, Bethpage, New York 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 2, 2006, SearchHelp, Inc. (the "Company") named John Caruso its Chief Financial Officer.

Mr. Caruso has over 25 years of accounting and management-level experience. From November 2004 through April 2006, Mr. Caruso was Vice President and Controller of First Sterling Financial, Inc., a real estate syndicator. From April 2002 through June 2004, he was Vice President - Finance and Administration for AccountantsWorld , Inc., a developer of software and provider of Internet services for the accounting profession. From September 1999 through October 2001, he was Senior Vice President - Finance and Operations of CityReach International Ltd., a London-based owner and operator of data centers throughout Europe. Earlier in his career, Mr. Caruso worked as a certified public accountant with national and regional accounting firms.

Mr. Caruso entered into a three-year employment agreement with the Company providing a base salary initially equal to $132,000 per annum, and increasing by at least five percent in each subsequent year. Mr. Caruso was also granted options to purchase an aggregate of 900,000 shares of the Company's common stock, which options vest according to the following schedule: 180,000 on August 2, 2006, 240,000 on May 2, 2007, 240,000 on May 2, 2008, and 240,000 on May 2,
2009. Mr. Caruso is also entitled to employee benefits of health insurance and an automobile allowance of up to $800 per month. If the employment agreement is terminated by the Company after the initial 90 days, Mr. Caruso will receive a severance payment equal to one month's salary during the first year, two months' salary during the second year, and three months' salary during the third year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

I.    Employment agreement between the Company and John Caruso
II. Press release issued by the Company announcing the appointment of John Caruso as Chief Financial Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 8, 2006

                                      SEARCHHELP, INC.

                                      By:  /s/ Joseph Carrizzo
                                         ---------------------
                                      Name:    Joseph Carrizzo
                                      Title:   President

                                                                       Exhibit I

                                SEARCHHELP, INC.
                               1055 Stewart Avenue
                                    Suite 12
                            Bethpage, New York 11714

                                 April 24, 2006

John Caruso
131 Pond Path
Lake Grove, NY 11755

Re: Employment Agreement

Dear Mr. Caruso:

When executed by you ("Executive") and by a duly authorized representative of SearchHelp, Inc. ("SearchHelp" or the "Company"), this letter agreement ("Agreement") shall set forth the terms and conditions of your employment with the Company.

1.    Definitions.

      Unless otherwise separately defined herein, as used in this Agreement, the following terms shall have the meanings set forth below:

      "Affiliate" shall have the same meaning as that term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended.

      "SearchHelp Affiliates" shall mean and include any subsidiary of SearchHelp or any division thereof now existing or formed at any time after the date of this Agreement; any corporation which may merge into or with which SearchHelp may be merged or consolidated; any corporation which may result from any reorganization of SearchHelp.

2.    Services.

      2.1. Employment.

      Subject to the terms and conditions hereinafter set forth, as of April 24, 2006 (the "Effective Date") and thereafter throughout the "Term" (as hereinafter defined) of this Agreement, the Executive shall be employed by the Company.

      2.2. Title; Duties and Responsibilities; Reporting; Place of Performance..

            2.2.1. During the Term, Executive shall have the title of Senior Vice President/Chief Financial Officer of SearchHelp. Executive may have one or more other titles with SearchHelp and/or those SearchHelp Affiliates as shall be designated from time to time by the Board of Directors of SearchHelp (the "Board"); provided that such titles are consistent with Executive's position and status as Senior Vice President/Chief Financial Officer of SearchHelp.

            2.2.2 Executive shall perform such services and duties (collectively, the "Services") as are customarily required of a Chief Financial Officer of a corporation in the Company's industry or lines of business or similar to the Company in revenues, market capitalization and number of employees (a "Comparable Company"). In addition to his duties as Senior Vice President/Chief Financial Officer of SearchHelp, Executive shall render, to SearchHelp and SearchHelp Affiliates, such other services and duties consistent with Executive's position and status as Senior Vice President/Chief Financial Officer of SearchHelp, as may be designated from time to time by the Board, without any additional remuneration under this Agreement.

      2.2.3 Executive's Services will involve duties in areas such as, but not limited to, finance, securities regulation and compliance (including, but not limited to, preparation and filing of periodic securities reports required by the U.S. Securities and Exchange Commission, state "blue sky" regulations, or the rules of national securities exchanges), budgets and operations, treasury functions, employee benefits, administration and insurance coverage.

      2.2.4 Executive shall report to SearchHelp's President and/or the Board, as appropriate.

      2.2.5 Executive shall perform such services and duties at the Company's headquarters on Long Island, New York except when required to travel in the normal course of performing his duties.

      2.3.  Term / Exclusivity.

            2.3.1. The Term of this Agreement shall commence on May 2, 2006 (the "Effective Date") and shall continue through May 1, 2009 (the "Initial Term") unless sooner terminated in accordance with the provisions of this Agreement. Following the Initial Term, this Agreement and the Executive's employment may be continued either under this Agreement or any other agreement, upon such terms and conditions as the Executive and the Company may mutually agree. The Initial Term and any subsequent term of employment of the Executive are herein collectively referred to as the "Term". Notwithstanding the foregoing, upon the completion of the Initial Term, Executive's employment shall continue on a month to month basis on the terms and conditions specified in this Agreement as though the Initial Term had not expired.

            2.3.2. Executive agrees to devote his business and professional time to the performance of the Services, and shall undertake to perform such Services in a competent and professional manner, consistent with the skills to be possessed by the Chief Financial Officer of a Comparable Company. Executive shall consider his employment by the Company his principal employment; however, Executive shall be permitted to engage in other charitable, community, professional or business activities from time to time, so long as such other activities do not materially interfere with his performance hereunder.

            2.3.3. The Executive acknowledges that the Services shall be performed as an "exempt' employee and that, as such, he shall not be entitled to overtime or compensatory compensation, other than periodic bonuses as may be awarded to the Executive from time to time by the Board of Directors of the Company in the exercise of their sole discretion.

            2.3.4. Notwithstanding anything to the contrary contained in this
Section 2.3, Executive may acquire and/or retain, solely as an investment, and may take customary actions to maintain and preserve Executive's ownership of:

                  (a) Securities of any partnership, trust, corporation or other person which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended and which are publicly traded as long as Executive's investment amounts to less than ten (10%) percent of the equity in such entity; and

                  (b) Any securities of a partnership, trust, corporation or other person not registered as set forth in Section 2.3.5(a) above so long as such entity is not, directly or indirectly, in competition with SearchHelp.

      2.4. Confidentiality. Executive acknowledges that the Services will, throughout the Term, bring Executive into close contact with many confidential affairs of SearchHelp, including information about costs, profits, markets, sales, products, key personnel, pricing policies, operational methods, technical processes and other business affairs and methods and other information not readily available to the public, and plans for future development. SearchHelp has invested substantial time and resources in developing, and then protecting, its confidential and proprietary procedures and methods and in safeguarding its property and materials as well as the property and materials of its customers. These procedures and methods include, without limitation, all written policies and procedures and other materials of SearchHelp and all property owned by customers or entrusted by customers to the care of SearchHelp that have been designated either as Trade Secrets and/or Confidential Information, each as described below. Trade Secrets and Confidential Information are for the exclusive benefit of SearchHelp, and by accepting employment with SearchHelp Executive agrees that lie will not use, either directly or indirectly, any Trade Secrets or Confidential Information for any purpose other than to perform his duties as required by this Agreement. Confidential Information may also be protected as a Trade Secret. Executive covenants and agrees that Executive will keep secret all Trade Secrets and/or Confidential Information of SearchHelp which are not otherwise in the public domain and will not disclose them to anyone outside of SearchHelp, except where such disclosure may be required by law.

            2.4.1 Trade Secrets. "Trade Secrets" include, without limitation, compilations of market information, customer lists, supplier's lists, contracts related to customers or suppliers, product development and research data, and present as well as future strategic or business plans of SearchHelp.

            2.4.2 Confidential Information. "Confidential Information" includes, without limitation: (a) information that is either designated by SearchHelp as "Confidential" or that indicates through its policies, procedures or other instructions should not be disclosed to anyone outside of SearchHelp except through controlled means; (b) internal financial statements and analysis, internal pricing and cost information and analysis, customer and supplier lists and contact information, past, current, and future employee personnel files and performance evaluations; individual salary, compensation. and/or benefits information, and information concerning specified customer or supplier needs;
(c) all information entrusted to SearchHelp by its customers and all information or data not readily available to individuals outside of SearchHelp whether in written or other form, including, without limitation, information that is saved in computer directories assigned for any employee's use and (d) voice-mail, e-mail and Internet records, as well as SearchHelp's record management policies and procedures.

            2.4.3 Scope of Section.As used in this Section 2.4, the term "SearchHelp" shall mean and include each of SearchHelp and each SearchHelp Affiliate.

      2.5. Non-Competition and Non-Solicitation. Unless the Company shall, prior to the expiration of the Term of this Agreement, either (i) breach its obligations under this Agreement, or (ii) terminate the Executive's employment hereunder without "Good Cause" (as defined), during the full three year Initial Term and any additional Term of this Agreement, the Executive agrees that neither he nor any of his Affiliates shall directly or indirectly:

            2.5.1 solicit or recruit any person who is then employed by SearchHelp or any SearchHelp Affiliate or who was employed by SearchHelp or any of SearchHelp Affiliate at any time during the six (6) month period preceding the date of termination or expiration of this Agreement for the purposes of being employed by Executive, by any entity or person on whose behalf Executive is acting as an agent, representative or employee or by any competitor of SearchHelp or any SearchHelp Affiliate; or

            2.5.2 engage in or participate as a stockholder, partner, joint venturer, participant, officer, employee, director, agent of or consultant for any business that is in direct competition with SearchHelp or any SearchHelp Affiliates.

      2.6 Indemnification; Insurance. SearchHelp shall, at SearchHelp's sole expense, defend and indemnify Executive to the fullest extent permitted by law in effect as of the date hereof, or as hereafter amended, against all costs, expenses, liabilities and losses (including, without limitation, reasonable attorneys' fees, judgments, fines, penalties, ERISA excise taxes, penalties and amounts paid in settlement) reasonably incurred by Executive in connection with a Proceeding (as hereinafter defined). For the purposes of this section, a "Proceeding" shall mean any action, suit or proceeding, whether civil, criminal, administrative or investigative, if Executive is made, or is threatened to be made, a party to, or a witness in, such action, suit or proceeding by reason of the fact that he is or was an officer, director or employee of SearchHelp or any SearchHelp Affiliate (or is or was serving as an officer, director, member, employee, trustee or agent of any other entity at the request of any SearchHelp or any SearchHelp Affiliate). Executive may participate in his defense with Executive's own counsel. SearchHelp shall maintain a Director's and Officer's insurance policy, naming and covering Executive in all of his employment capacities. SearchHelp shall also provide coverage for Executive under liability and such other insurance policies as may be reasonably warranted. The terms and amount of such coverage and the company underwriting such policies shall be subject to the reasonable approval of Executive.

      2.7 Employment Procedures. By accepting employment with SearchHelp, the
Executive:


            2.7.1. agrees to follow all of SearchHelp's lawful policies and procedures which are otherwise applicable to all Company employees generally, as they are currently constituted and as they may change from time to time after written notice of such to Executive, in the handling and safeguarding of Trade Secrets and Confidential Information, including, without limitation, all sensitive, confidential, proprietary procedures and methods and all written materials belonging to SearchHelp and/or SearchHelp Affiliates, as well as the handling and safeguarding of any property belonging to customers of SearchHelp and/or SearchHelp Affiliates and placed in its or their safeguarding and care; and


            2.7.2. agrees to exercise due care and diligence to avoid any unauthorized publication, disclosure or use of Trade Secrets and/or Confidential Information and any documents or other materials or referring to them; and

            2.7.3. agrees not to knowingly disclose to any third person at any time or for any reason (other than controlled disclosure of Confidential Information to investors, customers or vendors for legitimate business purposes of SearchHelp or SearchHelp Affiliates), any Trade Secret or Confidential Information, including, without limitation, any sensitive, proprietary procedure or method of SearchHelp or SearchHelp Affiliates or any materials and/or property referred to in this Section; and

            2.7.4. agrees not to reproduce for the use of any third party without consent, the procedures or policies of SearchHelp or SearchHelp Affiliates, or any property belonging to its customers or suppliers.

            2.7.6. The restrictions set forth in this Section 2.7 will not restrict Executive from disclosing (but only to the proper recipient to the extent expressly permitted by this Agreement) any Trade Secret and/or Confidential Information which Executive is required to disclose by law or an order of a court of competent jurisdiction or any relevant governmental or regulatory agency; provided that Executive shall, unless otherwise required by law or by rule of professional conduct, have given prior written notice to SearchHelp of the disclosure requirement and of the information to be disclosed to allow SearchHelp an opportunity to seek a protective order.

3.    Compensation.

      As compensation and consideration for all Services provided by Executive during the Term pursuant to this Agreement, SearchHelp agrees to pay to Executive the compensation set forth below.

      3.1. Base Salary; Bonuses. Executive shall receive an initial base salary at the rate of One Hundred Thirty-Two Thousand Dollars ($132,000.00) per annum, commencing on May 2, 2006, payable in equal installments on SearchHelp's regular pay dates, subject to the usual and required payroll deductions and withholdings ("Base Salary"). Commencing May 2, 2007, and thereafter on each one (1) year period of employment during the Term, the Company shall cause Executive's Base Salary to be increased by at least five percent (5%). If the financial performance of the Company warrants that the other senior executives of the Company, namely the CEO, President, and COO, are able to accept their 10% salary increase on or around May 2, 2007 as per their existing employment agreements, the Executive shall also be entitled to receive a 10% increase, and not the 5% minimum increase. Accordingly, during the Initial Term of this Agreement, such annual Base Salary for the twelve months from May 2, 2007 to May 1, 2008 shall be at least $138,600, and such Base Salary for the twelve months from May 2, 2008 to May 1, 2009 shall be at least $145,530. In addition to the foregoing, Executive shall be entitled to receive a cash bonus in the sole discretion of the Board at any time or from time to time.

      3.2. Stock Options. The Company acknowledges that it has granted to the Executive stock options (the "Options") entitling the Executive to purchase an aggregate of 900,000 shares of Common Stock, $0.0001 par value per share, of SearchHelp (the "Option Shares"). The specific terms and conditions of such Options shall be set forth in a separate written Option Agreement, with the principal terms being as follows:

            3.2.1 The Options shall vest according to the following schedule:
180,000 on August 2, 2006, 240,000 on May 2, 2007, 240,000 on May 2, 2008, and
240,000 on May 2, 2009, each a "Vesting Date"), provided (with limited exceptions) that the Executive shall continue to be employed on a full-time basis with the Company and rendering Services to the Company and/or SearchHelp Affiliates as at such Vesting Date. The Option Agreement shall provide for the accelerated vesting of the Options under certain specified circumstances. .

            3.2.2 Any Options that have vested shall accumulate and may thereafter be exercised at any time, individually or on a cumulative basis, by the Executive prior to the "Option Expiration Date" (as hereinafter defined).


            3.2.3 The exercise price for the Options shall be fair market value on the date of the grant; provided that the applicable Exercise Price shall be subject to equitable pro-rata adjustment in certain events and the number of Option Shares shall be protected by customary anti-dilution provisions. The Option Agreement shall provide for cashless exercise.

            3.2.4 All Option Shares issuable upon exercise of vested Options shall be entitled to piggyback registration rights and can be registered on Form S-8 or any other applicable form for registering securities of the Company, at the option of the Board of Directors, at the earliest possible date.

            3.2.5 Unless exercised, any unexercised options shall expire on May 2, 2011, unless previously exercised (the "Option Expiration Date") and thereafter shall be of no further force or effect.

            3.2.6 The Executive is eligible to earn additional stock options based on performance.

      3.3   Additional Benefits.

            3.3.1. During the Initial Term, Executive shall be entitled to three
(3) weeks of vacation time during year one, and four (4) weeks of vacation during years two and three, without deduction of salary. Such vacations shall be taken at such time or times during the applicable year as may be determined by Executive, with the consent of SearchHelp's President. SearchHelp acknowledges Executive's desire to take a one week vacation within the first 120 days of employment and will take all reasonable steps to accommodate Executive. Any accrued vacation time remaining, but unused by Executive, at the completion of Executive's employment shall be paid out to Executive within two weeks of the termination of Executive's employment for any reason, and shall be calculated at the pro-rated Base Salary rate in effect at the time of the termination. In addition thereto, Executive shall be entitled to a reasonable number of days off for illness, family emergency, religious observance or other personal reason, in accordance with standard office policies then in effect, and which, if known in advance, shall be prearranged with the consent of the Company.

            3.3.2. SearchHelp will reimburse Executive for all his reasonable approved business expenses incurred in connection with the performance of Executive's duties under this Agreement, in accordance with SearchHelp's general policies regarding business expenses. Notwithstanding anything to the contrary contained herein, or in SearchHelp's expense policies, Executive shall be provided with an e-mail capable Cellular phone of his choice (the cost for such, including all fees and charges, shall be borne solely by SearchHelp), and shall be reimbursed for the purchase of a laptop computer. Any air travel required of Executive in the performance of the Services shall be paid solely by SearchHelp on an airline of Executive's choice and any such travel (including connections) with a scheduled flight time (for the entire one-way journey) of five (5) hours or more, as well as any international flight, may, with the reasonable consent of SearchHelp's President, entail business class seating (or, if none is available, then first class seating); and SearchHelp shall pay (or reimburse Executive) for all costs and expenses associated with maintaining Executive's professional licenses and qualifications

            3.3.3. During the Term, SearchHelp shall offer Executive participation in all employee benefits programs offered during the Term to other senior SearchHelp executives. SearchHelp shall pay 100% of all premiums for coverage of Executive's immediate family under the Company's health insurance plan, if any (it being understood and agreed that SearchHelp shall not be responsible for the payment of any "deductible," "co-insurance" or "patient's portion" applicable under such health insurance).

            3.3.4. If Executive is required to stay overnight away from his home in connection with the performance of his duties hereunder, SearchHelp shall pay, or shall reimburse Executive, for all approved travel expenses incurred by Executive (including air fare, hotel, meals and incidental expenses) as specified in 3.2.2. above.

            3.3.6. During the period of Executive's employment by SearchHelp, he shall be entitled to an automobile allowance of up to $800 per month.

            3.3.7. The Company acknowledges that the Executive had been trying to find marketing and distribution agreements for the Company's products, through five (5) pre-established contacts as per a consulting agreement, before this employment agreement began, and the Company has agreed to honor the results, if any, of these five (5) pre-established contacts.

4.    Termination.

      4.1.  Termination by the Company.

            4.1.1. Good Cause. SearchHelp shall have the right, at its election, to terminate this Agreement at any time during the Term for "Good Cause." As used in this Agreement, the term "Good Cause" shall mean and be limited to:

                  (a) the failure of the Executive to follow the reasonable
            directives of the Board or the President, unless such failure is fully cured by the Executive within thirty (30) days of written notice thereof and is not thereafter repeated (in which event no notice need be given);

                  (b) self-dealing or a material breach by the Executive of his fiduciary duties to SearchHelp and the SearchHelp Affiliates, unless such breach is fully cured by the Executive within thirty (30) days of written notice thereof and is not thereafter repeated (in which event no notice need be given);

                  (c) the Executive's inability to perform the Services (whether as a result of his death, Disability (as defined below) or any other reason, other than a Material Breach (as defined below)) or the Executive's incompetence in adequately performing the Services, within reason, unless such failure to perform is not fully cured by the Executive within thirty (30) days of written notice thereof and is not thereafter repeated (in which event no notice need be given);

                  (d) a single act of omission or commission by the Executive so grievous as to constitute theft, conviction or the plea of nolo contendere of a felony, or commission of an act of fraud, embezzlement or sexual harassment (in which event no notice need be given); or

                  (e) a material breach of any material covenant, condition or agreement on the part of the Executive to be performed under this Agreement; unless such breach or non-performance is fully cured (if curable) by the Executive within thirty (30) days of written notice thereof and is not thereafter repeated (in which event no notice need be given).

            4.1.2. Effect of Termination for Good Cause. Should this Agreement be terminated by the Company for Good Cause except as a result of his death or disability as defined below, the Executive shall have no right to any further Base Salary, shall forfeit all non-vested Options, and shall not receive any severance or other benefits or compensation from and after termination other than those which would normally survive, such as Executive's entitlement to accrued, but unused, vacation pay or continuation of health care benefits under COBRA or other applicable law.

4.1.3 Effect of Termination by Company. Except for a termination of the Executive's employment under this Agreement by the Company during the first ninety (90) days of the Initial Term, Executive shall be entitled to a severance payment equal to one (1) month's salary during year one, two (2) months' salary during year two, and 3 months' salary during year three.

4.1.4 Effect of Termination by Company during the initial ninety (90) days. Notwithstanding anything in this Agreement to the contrary, should the Executive's employment under this Agreement be terminated by the Company for any reason during the first ninety (90) days of the Initial Term, the Company and Executive have agreed to the following severance terms in lieu of all other severance provisions: one (1) week's salary during initial 30-days, two (2) weeks' salary during initial 60-days, and three (3) weeks' salary during initial 90-days.

      4.2.  Termination by Executive.

            4.2.1. SearchHelp's Material Breach. Executive shall have the right, at his election to terminate this Agreement in the event of a "Material Breach" by the Company. A "Material Breach" shall consist of


                  (b) SearchHelp's failure or refusal to comply with a material term of this Agreement,

                  (c) SearchHelp's failure or inability to timely pay the
            compensation and other benefits required to be paid to Executive hereunder (within 30 days of their due date),

                  (d) an inappropriate change in the nature of Executive's
            Services; or

                  (e) the termination of Executive's employment hereunder for reasons other than "Good Cause."

            4.2.2. Effect of Termination by Executive. In the event that the Executive terminate this Agreement due to a Material Breach, the provisions of
Section 4.1.3 shall apply mutatis mutandi.

      4.3   Change in Control.

            4.3.1 Unless the Company has in effect a Change of Control Severance Plan or similar arrangement applicable to Executive (and in which Executive has consented to participate) at the time a Change of Control (as defined below) shall have occurred, the following provisions of this Section 4.3 shall apply.

            4.3.2 For purposes of this Agreement, a "Change of Control" is defined as the occurrence of any of the following:

                  4.3.2.1 Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

                  4.3.2.2 Any merger or consolidation of the Company with any other entity that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%)of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company;

                  4.3.2.3 Any sale or disposition by the Company, in one transaction or a series of related transactions, of all or substantially all the Company's assets; or

                  4.3.2.4 A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. An "Incumbent Director" is defined as a director who either (A) is a director of the Company as of the Effective Date, or (B) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

            4.3.3 Effect of Change of Control Termination. If Executive (i)is terminated by the Company other than for Good Cause within ninety (90)days prior to a Change of Control or as a result of or in connection with a Change of Control or (ii) is terminated by the Company (or its successor entity) other than for Good Cause within twelve (12) months following a Change of Control or
(iii) resigns upon a material breach within twelve (12) months following a Change of Control, the Company (or its successor) shall, for twelve (12) months following the date of such termination, pay to Executive or provide Executive with Executive's Base Salary, existing health and disability insurance, and all other compensation and benefits specified in this Agreement, and all unvested Options shall vest immediately and be exercisable as though such termination had not occurred.

5     Death and Disability.

      5.1. Death. The Term shall immediately terminate upon Executive's death as certified in accordance with the provisions of New York law ("Death").

      5.2. Disability. As used herein, the term "Disability" shall mean Executive becoming unable to perform the Services as a result of his/her permanent or temporary, total or partial, physical or mental disability. In such event, the Company shall not have the right (absent of Good Cause) to terminate this Agreement due to Disability prior to the expiration of the Disability Period. As used herein, the term "Disability Period" shall mean the period commencing on the first day upon which such Disability occurs and ending on the first to occur of the following: (i) the expiration of the Term; (ii) if the Disability is continuous through the sixty (60) consecutive days following the day on which the Disability occurs, then the last day of such sixty (60) consecutive days; and (iii) if the Disability is intermittent and shall exist throughout the Term following the day on which the Disability occurs, then the cumulative sixtieth (60th) day of such Disability Period.

      5.3. Effect of Death or Disability. Should the Term be terminated in accordance with the provisions of Sections 5.1 or 5.2 by reason of Executive's Death or Disability, Executive or his estate (as the case may be) shall have no right to any further Base Salary (other than Options vested at the time of such Death or Disability); provided, however, that the Base Salary otherwise payable during the Disability Period shall nevertheless be payable on the terms set forth herein to Executive as a disability benefit ("Disability Benefit"). Any disability insurance proceeds actually received by Executive from SearchHelp's disability insurance carrier during the Disability Period with respect to such Disability shall reduce on a dollar-for-dollar basis the Disability Benefit otherwise payable by SearchHelp during the Disability Period pursuant to this
Section 5.3). Executive or his estate (as the case may be) shall be entitled to severance payments in accordance to Sections 4.1.3 and 4.1.4 as applicable.

6.    General.

      6.1. Applicable Law Controls. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law and wherever there is any conflict between any provisions of this Agreement and any material statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, then the latter shall prevail; provided, however, that in any such event the provisions of the Agreement so affected shall be curtailed and limited only to the extent necessary to bring them within applicable legal requirements, and provided further that if any obligation to pay the Base Salary or any other amount due Executive hereunder is so curtailed, then such compensation or amount shall be paid as soon thereafter, either during or subsequent to the Term, as permissible.

      6.2. Waiver/Estoppel. Any party hereto may waive the benefit of any term, condition or covenant in this Agreement or any right or remedy at law or in equity to which any party may be entitled but only by an instrument in writing signed by the parties to be charged. No estoppel may be raised against any party except to the extent the other parties rely on an instrument in writing, signed by the party to be charged, specifically reciting that the other parties may rely thereon. The parties' rights and remedies under and pursuant to this Agreement or at law or in equity shall be cumulative and the exercise of any rights or remedies under one provision hereof or rights or remedies at law or in equity shall not be deemed an election of remedies; and any waiver or forbearance of any breach of this Agreement or remedy granted hereunder or at law or in equity shall not be deemed a waiver or any other provision hereof or of the opportunity to exercise such right or remedy or any other right or remedy, whether or not similar, at any preceding or subsequent time.

      6.3. Notices. Any notice which SearchHelp is required or may desire to give to Executive hereunder shall be in writing and may be served by delivering it to Executive, or by sending it to Executive by mail, telex or telegraph, at Executive's address first written above or such substitute address as Executive may from time to time designate to SearchHelp. Any notice which Executive is required or may desire to serve upon SearchHelp hereunder shall be in writing and may be served by delivering it personally or sending it by mail, email or facsimile transmission to the address set forth on Page 1 hereof, Attn:
President, or such other substitute addresses as SearchHelp may from time to time designate by notice to Executive.

      6.4. Governing Law. This Agreement shall be governed by, construed and enforced and the legality and validity of each term and condition shall be determined in accordance with the internal, substantive laws of the State of New York (without regard to its choice of law principles and without regard to any requirement that any provisions of this Agreement be interpreted against the party who drafted it) applicable to agreements fully executed and performed entirely in New York.

      6.5 Dispute Resolution and Arbitration. In the event that any dispute arises between Company and Executive regarding or relating to this Agreement and/or any aspect of the Executive's employment relationship with the Employer, AND IN LIEU OF LITIGATION AND A TRIAL BY JURY, the parties consent to resolve such dispute through mandatory arbitration administered by the American Arbitration Association ("AAA") in accordance with its Commercial Arbitration Rules then in effect, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any arbitration shall be held in New York, New York before a single arbitrator who shall be selected by the mutual agreement of Company and Executive, unless the parties are unable to agree to an arbitrator, in which case, the arbitrator will be selected under the procedures of the AAA. The arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, the issuance of an injunction. However, either party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction over such dispute or controversy and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved. Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of Company and Executive. The parties hereby consent to the exclusive jurisdiction in the state and Federal courts located in the City of New York, County of New York and State of New York for purposes of seeking such injunctive or equitable relief as set forth above. Notwithstanding any choice of law provision included in this Agreement, the United States Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. Company shall pay the costs of any arbitrator appointed hereunder and the costs of such arbitration.

      6.6 No Joint Venture. Nothing herein contained shall constitute a partnership between or joint venture by the parties hereto or appoint any party the agent of the other party. No party shall hold itself out contrary to the terms of this Paragraph and, except as otherwise specifically provided herein, no party shall become liable for the representation, act of omission of any third party who is not referred to herein and shall not be deemed to give any right or remedy to any such third party.

      6.7. Modification/Entire Agreement. This Agreement may not be altered, modified or amended except by an instrument in writing signed by all of the parties hereto. No person, whether or not an officer, agent, employee or representative of any party, has made or has any authority to make for or on behalf of that party any agreement, representation, warranty, statement. promise, arrangement or understanding not expressly set forth in any other document executed by the parties concurrently herewith ("Parol Agreements"). This Agreement, together with SearchHelp's Employee Handbook, and all other documents executed by the parties concurrently herewith constitute the entire agreement between the parties and supersede all express or implied, prior or concurrent, Parol Agreements and prior written agreements with respect to the subject matter hereof. The parties acknowledge that in entering into this Agreement, they have not relied and will not in any way rely upon any Parol Agreements.

      6.8. Headings; Language. The headings in this Agreement have been inserted for convenience only and shall have no substantive effect. The language of all parts of this Agreement shall in all cases be considered as a whole, according to its fair meaning, and not strictly for or against any of the parties. The parties hereby acknowledge and agree that the language of this Agreement shall be considered jointly drafted.

      6.9. Counterparts. This Agreement may be executed in two or more counterparts, by original signature or via facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.10. Separate and Severable. Each term, clause and provision of this Agreement is separate and independent, arid should any term, cause or provision of this Agreement be found to be invalid or unenforceable, the validity of-the remaining terms, clauses, and provisions shall not be affected. As to those terms, clauses or provisions found to be invalid or unenforceable, they shall be replaced with valid and enforceable provisions that achieve, to the extent possible, the economic, business and other purposes of the invalid or, unenforceable provisions.

      6.11. Survival. To the extent required to give them effect, any provisions of this Agreement that would reasonably be expected to survive the termination of this Agreement shall survive such termination for any reason.

If the foregoing accurately reflects the substance of our mutual agreement and understanding, please confirm your agreement to the foregoing by signing below where indicated.

Very truly yours,

SEARCHHELP, INC.


By:  ____________________
By:  Joseph Carrizzo
Its:   President

ACCEPTED AND AGREED TO:


-------------------------
       John Caruso

                                   Exhibit II

              SEARCHHELP NAMES JOHN CARUSO CHIEF FINANCIAL OFFICER



BETHPAGE, NY--(BUSINESS WIRE)--May 8, 2006--SearchHelp, Inc., (OTC: SHLP) , the provider of state of the art software solutions that ensure the safety of all family members on the Internet, is pleased to announce that it has named John Caruso its Chief Financial Officer. Mr. Caruso comes to SearchHelp with over 25 years of accounting and management level experience.

"We are very pleased that John has decided to join the SearchHelp team," said Joseph Carrizzo, President of SearchHelp. "He brings a combination of financial and operational experience with fast growth, technology-focused enterprises, including software development and Internet-based services that will prove invaluable as we move the Company forward into the next phase of growth."

"As the father of two pre-teenagers, I worry about the very real dangers that the Internet can pose to everyone, particularly children" Caruso said. "I am proud to be associated with a company and a line of products that can make a real difference in protecting families and their personal information from Internet predators, whether at home, in school, in libraries or at the office."

Mr. Caruso has held diverse leadership positions with companies ranging from entrepreneurial ventures to multi-national corporations. From 1980 to 1991, Mr. Caruso worked as a CPA with national and regional public accounting firms. Since 1991, he has served in a series of senior-level financial and operational positions in the U.S. and Europe.

ABOUT SEARCHHELP

SearchHelp, Inc. markets and develops software services committed to real-time online protection and family safety. The company sells software products that offer parental controls that enable parents to monitor and regulate, both in home, and remotely, their child's computer activity through timely reports via email and cell phone. Additionally, SearchHelp markets commercial imaging products utilizing new and emerging technology through its wholly owned subsidiary E-Top-Pics.

Statements in this press release or in other SearchHelp communications may relate to future events or SearchHelp's future performance. Such statements are forward-looking statements and are based on present information SearchHelp has related to its existing business circumstances. Investors are cautioned that such forward-looking statements are subject to inherent risks and that actual results may differ materially from such forward- looking statements. Further, investors are cautioned that SearchHelp does not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations. SearchHelp makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995.